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                                                               EXHIBIT 10(mmm)

                               SECOND AMENDMENT TO THE
                      AMENDED AND RESTATED DEVELOPMENT AGREEMENT
                                     BY AND AMONG
              THE CITY OF DETROIT, THE ECONOMIC DEVELOPMENT CORPORATION
                              OF THE CITY OF DETROIT AND
                            DETROIT ENTERTAINMENT, L.L.C.

       THIS SECOND AMENDMENT (the "Second Amendment") to that certain Amended and Restated Development Agreement, dated as of April 9, 1998, as amended by the First Amendment dated June 25, 1998, by and among the City of Detroit (the "City"), the Economic Development Corporation of the City of Detroit (the "EDC") and Detroit Entertainment, L.L.C., a Michigan limited liability company ("Developer") for the City of Detroit Casino Development Project (the "Development Agreement") is made on this __ day of December, 1999 by and among the City, the EDC and the Developer.

       WHEREAS, the City, EDC and Developer have previously entered into the Development Agreement; and

       WHEREAS, it is the desire of the parties to enter into this Second Amendment to amend certain provisions of the Development Agreement.

       NOW, THEREFORE, in consideration of the foregoing premises and the covenants herein contained, the parties agree as follows:

1. All capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Development Agreement.

2. SECTION 24(d) of the Development Agreement is hereby amended by deleting the reference to "December 31, 1999" in such section and substituting in its place "December 31, 2000."

3.     To give recognition to the fact that the JEPAB has already been formed,
       SECTION 2.6(n)(3) of the Development Agreement is hereby amended so that the third sentence reads as follows: Developer shall fund the JEPAB according to the following schedule: an initial payment of One Hundred Thousand Dollars ($100,000) within thirty (30) days after the later of:
       (i) the Temporary Casino Opening Date or (ii) the Amendment Effective Date (as defined in Paragraph 7 hereof); One Hundred Thousand Dollars ($100,000) within one (1) year of the due date of the initial payment; Four Hundred Thousand Dollars ($400,000) within six (6) months of the Closing Date; and Four Hundred Thousand Dollars ($400,000) within twelve
       (12) months of the Closing Date.


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4.     SECTION 2.10(b) of the Development Agreement is hereby amended by deleting the reference to "Closing Date" in such section and substituting in its place "Temporary Casino Opening Date."

5. Anything in the Development Agreement to the contrary notwithstanding, including, but not limited to the reporting requirements set forth in
       SECTION 2.19(b) of the Development Agreement, Developer agrees that not later than thirty (30) days after the and of any calendar quarter, commencing with the calendar quarter ending December 31, 1999, Developer shall deliver to City a report in such form and having such statistical information as may be reasonably prescribed by the City setting forth a description of Developer's efforts during such calendar quarter with respect to the following:

       a.     compliance with SECTION 2.6(e) of the Development Agreement;

       b.     compliance with SECTION 2.6(i) of the Development Agreement; and

       c.     compliance with SECTION 2.6(j) of the Development Agreement.

6. Except as amended by this Second Amendment the Development Agreement is reaffirmed in all respects, and shall remain in full force and effect.

7. This Second Amendment shall become effective on the date (the "Amendment Effective Date") on which all of the following have been accomplished: this Second Amendment has been executed by all parties hereto and the City Council has duly approved the last of the following: (i) this Second Amendment; and (ii) a second amendment to the amended and reinstated development agreements of each of the Other Land-Based Casino Developers containing substantially the same terms and conditions as set forth in this Second Amendment.

8. This Second Amendment may be executed in counterparts, each of which shall be deemed to be an original document and together shall constitute one instrument.









                               [signature page follows]


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       IN WITNESS WHEREOF, the parties hereto have set their hands and had their seals affixed on the dates set forth after their respective signatures.

                                   CITY OF DETROIT, a municipal
                                   corporation


                                   By:       MAYOR DENNIS ARCHER
                                      -------------------------------
                                             Mayor Dennis Archer

                                   THE ECONOMIC DEVELOPMENT
                                   CORPORATION OF THE CITY
                                   OF DETROIT, a Michigan public body
                                   corporate

                                   By:     SIGNATURE UNREADABLE
                                     ------------------------------
                                           Authorized Agent

                                   By:     C. BETH DUNCOMBE
                                      ------------------------------
                                           C. Beth DunCombe, Authorized
                                           Agent

                                   DETROIT ENTERTAINMENT, L.L.C.,
                                   a Michigan liability company

                                   By:     Circus Circus Michigan, Inc., a
                                           Michigan corporation, one of its
                                           members

                                           By:     GLENN W. SCHAEFFER
                                              -----------------------------
                                              Glenn W. Schaeffer, President

                                   By:     Atwater Casino Group, LLC, a
                                           Michigan limited liability company,
                                           one of its members

                                           By:   Atwater Management
                                                 Corporation, a Delaware
                                                 corporation, its manager

                                                 By:
                                                    ------------------------
                                                 Its: Chairman of the Board

                                                 By:     THOMAS CELANI
                                                    ------------------------
                                                    Thomas Celani, President


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